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                                                                    Exhibit 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   I, Jimmy S.M. Lee, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Integrated Silicon Solution, Inc. on Form 10-K for the annual period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Integrated Silicon Solution Inc.

                           By: /s/ Jimmy S.M. Lee
                               --------------------------------------

                               Jimmy S.M. Lee
                               Chairman of the Board and Chief Executive Officer December 19, 2002

I, Gary L. Fischer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Integrated Silicon Solution, Inc. on Form 10-K for the annual period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Integrated Silicon Solution Inc.

                           By:   /s/ Gary L. Fischer
                               --------------------------------------

                               Gary L. Fischer
                               President, Chief Operating Officer, and
                               Chief Financial Officer
                               December 19, 2002